Investments at equity method	12 Months Ended
Dec. 31, 2022
Disclosure of associates [abstract]
Investments at equity method
20. Investments accounted for using the equity method
The Group’s ownership percentages and the carrying value of investments accounted for using the equity method were as follows:

(€ thousands, except percentages)	Tom Ford International LLC	Pelletteria Tizeta S.r.l.	Filati Biagioli Modesto S.p.A.	Achill Station Pty Ltd	Total investments accounted for using the equity method
Group’s percentage interest at December 31, 2022	15%	50%	40%	—
Group’s percentage interest at December 31, 2021	15%	50%	40%	—

At January 1, 2021	18,000	2,888	—	472	21,360
Additions	—	—	313	—	313
Disposition	—	—	—	(472)	(472)
Net income	1,893	528	373	—	2,794
Translation differences	(1,548)	—	—	—	(1,548)
At December 31, 2021	18,345	3,416	686	—	22,447
Disposal	—	—	(2)	—	(2)
Net income	76	1,292	831	—	2,199
Translation differences	(1,996)	—	—	—	(1,996)
At December 31, 2022	16,425	4,708	1,515	—	22,648
Although the Group owns 15% of the equity shares of Tom Ford International LLC (“TFI”), the Group accounts for the investment under the equity method as the following requirements of IAS 28—Investments in Associates and Joint Ventures (“IAS 28”) are met: the representation on the board of directors and the participation in policy-making processes. Furthermore, there are material transactions between the Group and TFI. As a result of net losses incurred by TFI in 2020, the Group performed an impairment test over the carrying amount of its investment in TFI, resulting in an impairment loss of €4,532 thousand in 2020. The results of impairment tests performed in 2021 and 2022 resulted in no impairment.
On November 15, 2022, the Group entered into arrangements to acquire the remaining 85% interest in TFI and to enter into a long-term license agreement (the “TFI License”) with The Estée Lauder Companies (together, the “TFI Acquisition”) for all TOM FORD men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile and home design products. The TFI Acquisition is subject to antitrust approvals and other customary closing conditions, and is contingent upon the closing of the acquisition of the TOM FORD brand and all its intellectual property by The Estée Lauder Companies. TFI, together with its subsidiaries, owns the operations of the TOM FORD fashion business necessary to act as licensee under the TFI License. The closing of the TFI Acquisition is expected in the second quarter of 2023.
On July 14, 2021 the Group acquired 40% of the equity shares of Filati Biagioli Modesto S.p.A. for consideration of €313 thousand, a company based in Montale (Pistoia) that specializes in the production of yarns.
Certain financial information of companies accounted for using the equity method is provided below at and for the year ended December 31, 2022, as required by IFRS 12—Disclosure of Interest in Other Entities (“IFRS 12”).

(€ thousands)	Pelletteria Tizeta S.r.l.	Tom Ford International LLC	Filati Biagioli Modesto S.p.A.
Total assets	33,267	355,183	45,544
Total liabilities	9,415	492,184	41,729
Total equity	23,852	(137,001)	3,815
Net revenues	44,436	311,720	49,496
Net income/(loss)	2,330	509	1,837